                                                                  EXHIBIT 10(l)


                          STRATEGIC ALLIANCE AGREEMENT

                                     BETWEEN


1. Instron Corporation, 100 Royall Street, Canton, Massachusetts 02021,
                                      - hereinafter called "Instron Corp." -

2. Instron Partners, 100 Royall Street, Canton, Massachusetts 02021,
                                      - hereinafter called "IP" -

3. Instron GmbH, Industriestrasse 19, 67063 Ludwigshafen am Rhein,
                                      - hereinafter called "Instron GmbH" -

4. Instron Schenck Testing Systems GmbH, LandwehrstraBe 55, 65273 Darmstadt,
                                      - hereinafter called "GmbH"

5. Instron Schenck Testing Systems, a Delaware general Partnership,
                                      - hereinafter called "Partnership"

- Instron Corp., IP and Instron GmbH are also jointly referred to as "Instron" -

                                       AND

6. Carl Schenck AG, Landwehrstrasse 55, Darmstadt,
                                      -  hereinafter called "Schenck AG" -

7. Schenck Atis GmbH, Landwehrstrasse 55, Darmstadt,
                                      - hereinafter called "Schenck Atis" -

8. Schenck Pegasus Testing Inc., 535 Acorm Street, Deer Park, N. Y. 11729-3 69 8, USA,
                                      - hereinafter called "SPT" -

9. Schenck Fertigungs GmbH, Landwehrstrasse 55, Darmstadt,
                                      - hereinafter called "Schenck Fertigung" -

-  Schenck AG, Schenck Atis and SPT are also jointly referred to as "Schenck" -

1.   CURRENT STATUS

     1.1 By notarial deed dated November 14, 1996 of the notary public Dr. P. Schmidt zur Nedden in Frankfurt/Main (A.Prot. 1996/574) (the "Deed 1"), Instron Corporation ("Instron Corp."), Carl Schenck AG ("Schenck AG") and other parties have entered into a Joint Venture Agreement ("JVA") on the formation of a Joint Venture reflected in joint ownership of a German GmbH with the name Instron Schenck Testing Systems GmbH and a US partnership with the name Instron Schenck Testing Systems.

     1.2 By notarial deed dated November 14, 1996 of the notary public Dr. P. Schmidt zur Nedden in Frankfart/Main (A. Prot. 1996/573) Instron Corp., Schenck AG and other parties have entered into an Asset Purchase Agreement on the Sale of the Servohydraulic Machine Business from Schenck Atis to Instron Limited, a subsidiary of Instron Corp.

     1.3 Instron GmbH and IP desire to purchase the shares and interests of Schenck Atis and SPT in the GmbH and the Partnership irrespective of the terms of the JVA but subject to the terms and conditions contained herein. Simultaneously, the parties intend to terminate the JVA.

2.   SALE AND TRANSFER OF QUOTAS AND INTERESTS

     Instron GmbH and EP on the one hand and Schenck Atis and SPT on the other hand hereby enter into the Sale Agreement attached hereto as EXHIBIT 2, pursuant to which Schenck Atis and SPT sell to Instron GmbH and IP as of the date hereof and transfer to the Instron GmbH and IP, as of the Effective Date; all its interests in the GmbH and the Partnership, subject to the terms contained herein.

3.   NAME LICENSE

     3.1 For a transition period of 3 years from the Effective Date Schenck AG, Schenck Atis and SPT hereby grant the GmbH and the Partnership the right to use the name and mark "Schenck" in accordance with past practice, whether as part of their corporate or trade name or for use as a logo or otherwise in connection with the company's business and products of structural testing, including in brochures, leaflets and otherwise as usual in the Business in accordance with past practices. The license shall be royalty-free, non-exclusive and shall not be transferable. The GmbH and Partnership shall not have a right to sublicense the license. Upon terminate of such license, GmbH and the Partnership shall cease using the licensed name and mark as part of its corporate names and in any newly printed brochures, leaflets or other materials; existing brochures, leaflets or other materials may be used for a period of 18 months from termination of the license set out herein.

     3.2 The GmbH and the Partnership shall have an option to renew the license by written notice to Schenck AG for two additional one year periods, in each case in consideration of a lump sum license fee of 100.000,- per year of extension. Such license fee shall be payable not later than three business days from beginning of the extension period for which such fee becomes due. The option must be exercised not less than two months before the expiration of the relevant license period.

     3.3 Prior to the date referred to in Sections 3.1 and 3.2, Schenck shall only be entitled to terminate the license for cause (aus wichtigem Grund) subject to a two months notice period, and not to the extent that the licensees have taken appropriate action to remedy the reason for termination, and only if the continuation of the license can not be reasonably requested from Schenck (die Fortsetzung der Lizenz ist nicht mehr zumutbar).

     3.4 The GmbH and Partnership shall promptly notify Schenck in the event that it becomes aware of any third party infringements of Schencles name rights with respect to the term "Schenck".

4.   OTHER AGREEMENTS

     4.1 The Contract Manufacturing and Supply Agreement between Schenck Fertigung and GmbH dated as of November 17, 1996 attached to the JVA as EXHIBIT 11.2.1 (the CMSA 1") and the Contract Manufacturing and Supply Agreement dated as of November 17, 1996 between Schenck Pegasus and the Partnership attached to the JVA as EXHIBIT 11.2.2 (the CMSA 2") will be continued. Effective as of the Effective Date, Section
          4.1.2 of the CMSA 1 and Sec. 4.1 of the CMSA 2 will be amended to read as follows:

          "The price to be paid for Components delivered hereunder on or after September 27, 1998 shall be the price quoted by the supplying party which price shall be the price quoted by the supplying party, but which price shall not exceed 110% of the sum of the Manufacturing Cost plus the Other Cost of the Components."

     Sec. 4.1.2 of the CMSA I shall further be amended by the following language:

          "Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Contract Manufacturing and Supply Agreement of November 17, 1996 between Schenck Pegasus Corporation and Instron Schenck Testing Systems."

     4.2 The lease agreement between Schenck. Immobilien & Service GmbH (formerly: Schenck GmbH + Co. Immobilien & Service KG and GmbH) attached to the JVA as EXHIBIT 10.1, as amended on March 31, 1998, shall be further amended as follows:

         (i) Instron Wolpert GmbH ("Wolpert") will become a party to the lease agreement.

         (ii) Wolpert will lease the space at the Schenck premises in Darmstadt, Landwehrstrasse 55, marked in EXHIBIT 4.2 (1) hereto.


         (iii) The lease payment for such space will be as set out in EXHIBIT 4.2(2) hereto.


          Instron Corp and Schenck AG will cause QmbH, Wolpert and Schenck Immobilien & Service GmbH to amend the lease agreement accordingly effective as of October 1, 1998.

     4.3 The Support Services Agreement between Schenck AG and GmbH of November 14, 1996 attached to the JVA as EXHIBIT 11.1.1 shall be continued.

     4.4 The License Agreement between the Partnership, Schenck Pegasus, and Schenck AG dated as of November 17, 1996 attached to the JVA as
          EXHIBIT 15 shall be continued.

     4.5 Effective as of the Effective Date all other Agreements attached to the JVA shall be terminated. These are the following agreements:

         (i) Research and Development Agreement between Schenck AG and GmbH and the Partnership dated as of November 14, 1996

         (ii) After Sales Service Agreement between Schenck AG and GmbH and the Partnership dated as of November 17, 1996

         (iii) Finder's Fee and Commission Sales Agreement between Schenck AG and GmbH and the Partnership dated as of November 17, 1996

         (iv) Preferred Supplier and Joint Sales Agreement between GmbH and the Partnership and Schenck AG dated as of November 17, 1996

         (v) Support Services Agreement between Schenck Pegasus and the Partnership dated as of November 14, 1996

         (vi) Finder's Fee Agreement between Instron Limited and Schenck AG dated as of November 17, 1996

     4.6 The parties agree that Schenck and its affiliates, GmbH, the Partnership and Instron Corp. and its affiliates are hereby released from any and all obligations and liabilities arising under, out of or in connection with the agreements terminated pursuant to Section 4.5.

5.   TERMINATION OF JVA AND RELEASE

     5.1 The parties agree that the JVA is terminated and that both Schenck and its affiliates and Instron Corp. and its affiliates are hereby released from any and all obligations and liabilities arising under, out of or in connection with the JVA, except for (i) obligations and liabilities under those agreements which will be continued pursuant to
          Section 4 hereof and (ii) obligations and liabilities under Section 32 and 34 of the JVA.

     5.2 Schenck AG will ensure, and will cause its affiliates to ensure, that any board members of GmbH, the Partnership or any of their subsidiaries appointed by Schenck AG or any of its affiliates, or elected upon their proposal for election by Schenck AG or any of its affiliates, will resign on or immediately after the Effective Date. Instron Corp. will cause these board members to be discharged (entlastet) by appropriate corporate action without undue delay thereafter.

5.3 Instron Corp. will, and will cause its affiliates to, grant Schenck AG and its affiliates reasonable access to the books and records of GmbH and the Partnership to the extent reasonably required by the Schenck AG and its affiliates (i) in order to be able to comply with reporting obligations imposed by applicable law or (ii) in connection with tax or similar audits of the party requesting access. Schenck AG will, and will cause its affiliates to, grant GmbH, the Partnership, Instron. Corp. and its affiliates reasonable access to the books and records of Schenck AG and its affiliates to the extent reasonably required by GmbH, the Partnership, Instron Corp. and its affiliates (i) in order to be able to comply with reporting obligations imposed by applicable law or (ii) in connection with tax or similar audits of the party requesting access.

5.4 Any claims relating to legal defects (Rechtsmangel) which GmbH and the Partnership may have against Schenck AG or any of its affiliates under Sections 7.3 and 7.4 of the German Schenck Contribution Agreement and the U.S. Schenck Contribution Agreement (as defined in the JVA) and any mutual claims under
                  Section 3.2 of the German Schenck Contribution Agreement and under Section 3.3 of the U.S. Schenck Contribution Agreement shall remain unaffected.

6.   EFFECTIVE DATE

     The Effective Date within the meaning of this Agreement shall be September 27, 1998.

7.   COSTS AND FEES

     7.1 The fees for the notarization of this Agreement shall be born equally by Schenck AG and Instron Corporation.

     7.2 Each party shall bear its own professional advisers' fees and other costs.

8.   MISCELLANEOUS

     8.1 Amendments and modifications of this Agreement (including this clause) must be made in written or in notarial form, if such form is required.

     8.2 All notices and other notifications pursuant to or in connection with this Agreement must be made in writing and must be hand delivered or sent by registered mail or by telecopy (with a confirmation copy to follow by mail) to the following address(es) or to the addresses which the respective party shall notify to the other in writing:

          to any Instron party:
          Instron Corporation
          100 Royall Street
          Canton, MA 02021
          U.S.A.

          Attn.: John Barrett
          Fax No.: (001) 781-821-2487

          To any Schenck party:
          Carl Schenck AG
          Landwehrstrasse 55
          D-64293 Darmstadt
          Federal Republic of Germany

          Attn.: Legal Department
          Fax No.: 06151-32 39 05

          With copy to:
          Schenck Corporation
          535 Acorn Street
          Deer Park, NY 11729-3698

          Attn.: Blaise Sarcone
          Fax No.: (001) 516-242-4308

     8.3 The partial or total invalidity of, or the impossibility to perform, individual provisions of this Agreement shall not impair the validity of the other provisions of the Agreement. The parties undertake to replace a provision that is or has become invalid in whole or in part by a valid provision, the economic result of which comes as close as possible to that, of the invalid provision. In the event that the Agreement does not deal with certain issues or certain provisions are impossible to be performed, the same procedure shall apply.

     8.4 The parties undertake to take all actions and make declarations that are necessary and suitable to achieve the consummation of this Agreement. This shall apply in, particular to declarations to the Commercial Registers and the financial authorities.

     8.5 Headings are inserted for convenience only, are not part of this Agreement and shall not modify the content of any provisions of this Agreement.

     8.6 Rights and obligations arising from this Agreement shall not be assignable by any party without prior written consent of the other party.

     8.7 As from the date on which the CMSA 1 terminates this Agreement shall no longer be referred to as the "Strategic Alliance Agreement" but only as the "Umbrella Agreement".

     8.8 This Agreement shall be governed by the laws of the Federal Republic of Germany (with the exception of the provisions relating to the conflict of laws).

     8.9 The courts of Frankfurt am Main shall have exclusive jurisdiction with respect to all disputes arising out of or in connection with this Agreement.

INSTRON CORPORATION

By: /s/ John Barrett
    ---------------------------------
    John Barrett, Treasurer

INSTRON PARTNERS

By: /s/ John Barrett
    ---------------------------------
    John Barrett, Treasurer

INSTRON GMBH

By: /s/ John Barrett
    ---------------------------------
    John Barrett, Treasurer

INSTRON SCHENCK TESTING SYSTEMS GMBH

By: /s/ John Barrett
    ---------------------------------
    John Barrett, Treasurer

INSTRON SCHENCK TESTING SYSTEMS

By: /s/ John Barrett
    ---------------------------------
    John Barrett, Treasurer

CARL SCHENCK AG

By: /s/ Jan Wittstock                          By: /s/ Andreas Birk
    ---------------------------------              -----------------------------

    Jan Wittstock, Financial Director              Legal Counsel to Schenck

SCHENCK ATIS GMBH

By: /s/      Jan Wittstock                     By:      /s/ Andreas Birk
    ---------------------------------              -----------------------------
    Jan Wittstock, Financial Director              Legal Counsel to Schenck

SCHENCK PEGASUS TESTING INC.

By: /s/    Jan Wittstock                       By: /s/     Andreas Birk
    ---------------------------------              -----------------------------
    Jan Wittstock, Financial Director              Legal Counsel to Schenck

SCHENCK FERTIGUNGS GMBH

By: /s/    Jan Wittstock                       By: /s/     Andreas Birk
    ---------------------------------              -----------------------------
    Jan Wittstock, Financial Director              Legal Counsel to Schenck

                                                                       EXHIBIT 2



                                 SALE AGREEMENT

                                     BETWEEN


1.       Instron GmbH, IndustriestraBe 19, 67063 Ludwigshafen am Rhein
                                               - hereinafter called "Buyer 1"-

2.       Instron Partners, 100 Royall Street, Canton, Massachusetts 02021
                                               - hereinafter called "Buyer 2"-

                  - Buyer 1 and Buyer 2 are hereinafter each also called "Buyer" and are jointly called "Buyers"-

                                       and

3.       Schenck Atis GmbH, LandwehrstraBe 55, Darmstadt
                                               - hereinafter called "Seller 1"-

4. Schenck Pegasus Testing Inc., 535 Acorn Street, Deer Park, N. Y. 11729-3698, USA
                                               - hereinafter called "Seller 2"-

         - Seller 1 and Seller 2 are hereinafter jointly called "Sellers or Seller" -


                                   CONCERNING

               INSTRON SCHENCK TESTING SYSTEMS GMBH, A GERMAN GMBH
                                       AND
             INSTRON SCHENCK TESTING SYSTEMS, A DELAWARE PARTNERSHIP

1.       Current Status

         1.1 The Seller 1 holds fully paid up shares in the nominal values of DM 24.500,-- and DM 465.500,- in Instron Schenck Testing Systems GmbH, Darmstadt, Germany, registered under HRB 6497 with the Commercial Register of the Local Court at Darmstadt (hereinafter called "GmbH") which has a total stated capital of DM 1,000,000.

         1.2 The Seller 2 holds a partnership interest in Instron Schenck Testing Systems, a Delaware partnership (hereinafter called the "Partnership").

         1.3 GmbH and the Partnership are also collectively referred to as the "Companies".


2.       SALE AND TRANSFER OF SHARES AND INTERESTS

         2.1 The Seller 1 hereby sells to the Buyer 1 as of the date hereof and transfers to the Buyer 1, which accepts this sale and transfer, free of all liens and encumbrances of whatever nature all of its shares in GmbH, i.e. shares in the nominal values of DM 24.500,-- and DM 465.500,-with all rights and obligations appurtenant thereto, in particular all rights to dividends not yet distributed.

         2.2 The Seller 2 hereby sells to the Buyer 2 as of the date hereof and transfers to the Buyer, which accepts this sale and transfer, free of all liens and encumbrances of whatever nature all of its partnership interest in the Partnership, including the fixed and variable capital accounts, the reserve accounts, the loss carry forward accounts, its balance on the loan accounts, and any other accounts with the Partnership, together with all rights and obligations appurtenant thereto.


3.       EFFECTIVE DATE

         The Effective Date within the meaning of this Agreement shall be September 27, 1998.

4.       PURCHASE PRICE

         4.1 The aggregate purchase price for the shares, interest and rights sold pursuant to Sec. 2 shall be $2,684,000.

         4.2 This purchase price shall be due for payment on the next business day following the Effective Date. It shall be paid by wire transfer as follows:

         Bank:                 BHF-Bank AG, New York Branch
         Account No.:          00331
         Account-holder:       Carl Schenck AG

         or to such other bank account of which the Seller may notify the Buyer in writing.

         4.3      The Seller shall not opt for value added tax.


5.       REPRESENTATION AND WARRANTIES

         The Sellers represent and warrant to the Buyers as of the date hereof and as of the Effective Date that:

         5.1      Legal Status - Ownership and Free Transferability

         - The information contained in Section I regarding GmbH and the Partnership is correct; the Sellers are the sole and unrestricted owners of the interest, share and rights sold;

         - the contribution for the partners' interest in the Partnership has been fully made, and the shares in the GmbH have been fully paid; no repayments of the stated capital have been made;

         - the shares, interest and rights sold are not encumbered by any third party rights;

         -        there are no silent partnerships or sub-participations;

         5.2      Information

         The Sellers have given to Buyer correct and complete information in respect of all circumstances of which it acquired knowledge until the signing of this Agreement known or recognizable to him and which could be of interest for a purchaser of the share and interest.


6.       REMEDIES

         If and to the extent that representations and warranties of the Sellers are untrue, the Sellers shall put the Buyers in a position as if such representations and warranties were true.

7.       STATUTE OF LIMITATION

         Claims of the Buyer resulting from the breach of representations and warranties shall be made in writing by the respective Buyer to the Sellers and shall be time-barred 2 years after the Effective Date. Claims based on legal defects shall be time-barred in accordance with statutory provisions. Claims resulting from claims of third parties shall be time-barred six months after final assessment or adjudication of the respective liability, but in no event prior to the date referred to in the first sentence of this Subsection.


8.       COSTS AND FEES

         8.1 The fees for the notarization of this Agreement, the registrations in the Commercial Registers, if any, and costs of any cartel authorities shall be born equally by the Seller on the one hand and the Buyer on the other hand.

         8.2 Each party shall bear its own professional advisers' fees and other costs.

         8.3 The Seller shall bear all personal taxes resulting from the sale of the share, interest and rights.

9.       MISCELLANEOUS

         9.1 Amendments and modifications of this Agreement (including this clause) must be made in writing or in notarial form, if such form is required.

         9.2 All notices and other notifications pursuant to or in connection with this Agreement must be made in writing and hand delivered or sent by registered mail or by telecopy (with a confirmation copy to follow by mail) to the following address(es) or to the addresses which the respective party shall notify to the other in writing:

                  If to any of the Buyers:

                  Instron GmbH
                  c/o Instron Corporation
                  100 Royall Street
                  Canton, MA 02021
                  U.S.A.

                  Attn.: John Barrett
                  Fax No.: (00 1) 781-821-2487

                  If to any of the Sellers:

                  Schenck Atis GmbH
                  c/o Carl Schenck AG
                  LandwehrstraBe 55
                  D-64293 Darmstadt
                  Federal Republic of Germany
                  Attn.: Legal Department
                  Fax No.: 06151-32 39 05

                  With copy to:

                  Schenck Corporation
                  535 Acorn Street
                  Deer Park, NY 11729-3698
                  Attn.: Blaise Sarcone
                  Fax No.: (001) 516-242-43 08



         9.3 The partial or total invalidity of, or the impossibility to perform, individual provisions of this Agreement shall not impair the validity of the other provisions of this Agreement. The parties undertake to replace a provision that is or has become invalid, or impossible to be performed, in whole or in part by a valid provision, the economic result of which comes as close as possible to that of the invalid provision. The same procedure shall apply in case of gaps.


         9.4 The parties undertake to perform all actions and make all declarations that are necessary and suitable to achieve the consummation of this Agreement. This shall apply in particular to declarations to the Commercial Registers and the financial authorities.

         9.5 Headings are inserted for convenience only, are not part of this Agreement, and shall not modify the content of any provision of this Agreement.

         9.6 Rights and obligations arising from this Agreement shall not be assignable.

         9.7 This Agreement and its Exhibits constitute the entire agreement between the Parties related to the subject matter hereof and supersedes all other prior written or oral agreements and understandings between the Parties or their affiliates related to the subject matter hereof.

10       GOVERNING LAW AND PLACE OF JURISDICTION

         10.1 This Agreement shall be governed by the laws of the Federal Republic of Germany (with the exception of the provisions relating to conflict of laws).

         10.2 The courts of Frankfurt am Main shall have exclusive jurisdiction with respect to any disputes arising out of or in connection with this Agreement.

                                                                 EXHIBIT 4.2 (1)


The Schenck premises located at Darmstadt, Landwehrstrasse 55, as specified by architectural diagrams relating thereto.

                                                                 EXHIBIT 4.2 (2)



PLAN-/ANGEBOTSDATEN                                                      Seite 1
m_dr30.prg                                                              08.09.98


                KALTMIETE UND NEBENKOSTEN (o. MWST.) IST Wolpert
                             (Mietvertrag Anlage 2)




BAU BEREICH       BEWERTUNGS-      HAUPT-          BRUTTO-      MIETE       KALT-        NEBEN-
                    KLASSE       NUTZ-FLCHE      MIET-FLCHE     BRUTTO      MIETE        KOSTEN
                    FAKTOR           m*m             m*m        DM/m*m      DM/Mon       DM/Mon

1   OG1   B3        1.00            141.80         184.55       14.53      2,681.51     1,256.81
2   OG1   B3        1.00            128.14         137.92       14.53      2,003.97       916.07
8   OG1   B3        1.00            468.15         620.00       14.53      9,008.00     4,968.99

SFS-KST   2130                      738.09         942.47                 13,683.98     7,141.87

MIETER    IST/W                     738.09         942.47                 13,683,98     7,141.87
